SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of report (date of earliest event reported):  October 26,
          1994



                                   MCN Corporation

                (Exact name of registrant as specified in its charter)



             Michigan                 1-10070               38-2820658
          (State or Other          (Commission            (IRS Employer
            Jurisdiction           File Number)         Identification No.)
          of Incorporation)

          500 Griswold, Detroit, MI                              48226
           (Address of Principal                               (zip code)
            Executive Offices)


          Registrant's telephone number, including area code (313) 256-5500


          Item 5.   Other Events.

                    The registrant is filing herewith the following in connection with the offering by MCN Michigan Limited Partnership of its 9 3/8% Cumulative Preferred Securities, Series A (liquidation preference $25 per Preferred Security) , pursuant to the registration statement of the registrant and MCN Michigan Limited Partnership on Form S-3, as amended, (No. 33-55665) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus Supplement to Prospectus dated October 18, 1994 (the "Prospectus Supplement") dated October 26, 1994, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933:

               1.1 Purchase Agreement dated October 26, 1994 among the registrant, MCN Michigan Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney Inc., Robert W. Baird & Co. Incorporated, Dean Witter Reynolds Inc., Donaldson, Lufkin & Jenrette Securities Corporation and A.G. Edwards & Sons, Inc., as representatives of the several Underwriters named therein.


                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        MCN CORPORATION


          Dated:  November 2, 1994      By  /s/
                                           ______________________
                                           Name: Patrick Zurlinden
                                           Title: Vice-President,
                                                    Controller and Chief
                                                    Accounting Officer


                                  INDEX TO EXHIBITS


          Exhibit
          Number              Exhibit

          1.1 Purchase Agreement dated October 26, 1994 among the registrant, MCN Michigan Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney Inc., Robert W. Baird & Co. Incorporated, Dean Witter Reynolds Inc., Donaldson, Lufkin & Jenrette Securities Corporation and A.G. Edwards & Sons, Inc., as representatives of the several Underwriters named therein.